UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 2, 2006
ENCORE WIRE CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-20278	75-2274963

(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	File Number	Identification No.)

1410 Millwood Road
McKinney, Texas	75069

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 562-9473

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7—Regulation FD
Item 7.01. Regulation FD Disclosure (Pursuant to Item 2.02. “Results of Operations and Financial Condition”).
     The following information, intended to be furnished under Item 2.02, “Results of Operations and Financial Condition,” is instead furnished under Item 7, “Regulation FD Disclosure.”
     On May 2, 2006, Encore Wire Corporation (“the Company”) held its 2006 Annual Meeting of Stockholders (“Annual Meeting”). At the Annual Meeting, Company representatives discussed, among other things, the financial results of the Company for 2005, as disclosed in the Company’s Form 10-K for the year ended December 31, 2005.
     During the Annual Meeting, the Company disclosed certain non-GAAP financial information related to the Company’s operations. The non-GAAP financial information disclosed was a presentation slide that compared the Company’s EBITDA for fiscal years 1996 — 2005 (the “Slide”). A copy of the Slide is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     The Company is filing this Form 8-K to reconcile EBITDA (the non-GAAP financial information disclosed) with net income. EBITDA as presented is calculated as follows:

	2005	2004	2003	2002	2001
Net Income	$50,078,456	$33,360,037	$14,375,665	$5,964,060	$9,129,798
Add:
Income Tax Expense	$24,898,441	$18,444,121	$8,086,600	$3,354,700	$5,135,723
Interest Expense	$3,928,905	$2,856,718	$2,423,230	$1,666,180	$1,832,966
Depreciation and Amortization	$12,275,471	$11,626,004	$12,630,221	$10,686,444	$9,633,040

EBITDA	$91,181,273	$66,286,880	$37,515,716	$21,671,384	$25,731,527

	2000	1999	1998	1997	1996
Net Income	$8,049,845	$6,593,977	$17,567,340	$21,692,775	$7,159,090
Add:
Income Tax Expense	$4,528,100	$3,880,100	$11,602,400	$14,163,061	$4,481,707
Interest Expense	$4,079,928	$2,921,762	$1,876,315	$1,367,068	$1,722,445
Depreciation and Amortization	$9,187,014	$8,088,036	$5,937,398	$4,060,126	$3,396,017

EBITDA	$25,844,887	$21,483,875	$36,983,453	$41,283,030	$16,759,259

     EBITDA is defined as net income before interest, income taxes, depreciation and amortization. EBITDA was presented because it is a required component of financial ratios reported by the Company to the Company’s banks, and is also frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of Generally Accepted Accounting Principles (GAAP) results to compare to the performance of other companies who also publicize this information. Financial analysts frequently ask for EBITDA when it has not been presented. EBITDA is not a measurement of financial performance under GAAP and should not be considered an alternative to net income as indicator of the Company’s operating performance or any other measure of performance derived in accordance with GAAP.
     Limitation on Incorporation by Reference:
     The information in this report, including exhibits, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.
Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	May 2, 2006 Slide from the Company’s Annual Meeting.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE WIRE CORPORATION

Date: May 2, 2006	By:	/s/ FRANK J. BILBAN

Frank J. Bilban, Vice President — Finance,
Chief Financial Officer, Treasurer and
Secretary

INDEX TO EXHIBITS

Item	Exhibit

99.1	May 2, 2006 Slide from the Company’s Annual Meeting.